                                                                    Exhibit 99.b







                          GLADSTONE CAPITAL CORPORATION

                            (A MARYLAND CORPORATION)



                                     BYLAWS

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I             OFFICES.....................................................................................1

         Section 1.        Principal Office.......................................................................1

         Section 2.        Additional Offices.....................................................................1

ARTICLE II            MEETINGS OF STOCKHOLDERS....................................................................1

         Section 3.        Place..................................................................................1

         Section 4.        Annual Meeting.........................................................................1

         Section 5.        Special Meetings.......................................................................3

         Section 6.        Notice.................................................................................4

         Section 7.        Presiding Officer; Statement of Affairs; Order of Business.............................4

         Section 8.        Quorum; Adjournments...................................................................5

         Section 9.        Voting.................................................................................6

         Section 10.       Action Without Meeting.................................................................6

         Section 11.       Telephone Meetings.....................................................................7

ARTICLE III           DIRECTORS...................................................................................7

         Section 12.       Powers.................................................................................7

         Section 13.       Number and Term........................................................................7

         Section 14.       Matters for Which Action of the Entire Board is Required...............................8

         Section 15.       Vacancy................................................................................8

         Section 16.       Removal and Resignation................................................................8

         Section 17.       Place of Meetings......................................................................8

         Section 18.       Annual Meeting.........................................................................8

         Section 19.       Regular Meetings.......................................................................9

         Section 20.       Special Meetings.......................................................................9

         Section 21.       Notice.................................................................................9

         Section 22.       Quorum; Adjournments...................................................................9

         Section 23.       Telephone Meetings.....................................................................9

         Section 24.       Action Without Meeting.................................................................9

         Section 25.       Compensation Of Directors..............................................................9

ARTICLE IV            Committees.................................................................................10

         Section 26.       Executive Committee...................................................................10


                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
         Section 27.       Nominating Committee..................................................................10

         Section 28.       Compensation Committee................................................................10

         Section 29.       Audit Committee.......................................................................10

         Section 30.       Advisory Committee....................................................................11

         Section 31.       Other Committees......................................................................11

         Section 32.       Procedure; Notice; Meetings...........................................................11

         Section 33.       Quorum; Vote..........................................................................12

         Section 34.       Appointments; Vacancies; Changes; Discharges..........................................12

         Section 35.       Tenure................................................................................12

         Section 36.       Compensation..........................................................................12

         Section 37.       Action by Consent.....................................................................12

         Section 38.       Meetings by Telephone or Similar Communications.......................................12

ARTICLE V             NOTICES; WAIVER OF NOTICE..................................................................12

         Section 39.       Notices...............................................................................12

         Section 40.       Waiver of Notice......................................................................13

ARTICLE VI            OFFICERS...................................................................................13

         Section 41.       Designations..........................................................................13

         Section 42.       Term of Office; Removal...............................................................13

         Section 43.       Compensation..........................................................................13

         Section 44.       The Chief Executive Officer and The President.........................................13

         Section 45.       Vice-Presidents and Principals........................................................14

         Section 46.       The Secretary And Assistant Secretaries...............................................14

         Section 47.       The Chief Financial Officer, Treasurer And Assistant Treasurers.......................14

ARTICLE VII           INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND ADVISORS.....................15

         Section 48.       Generally.............................................................................15

         Section 49.       Limitation for Disabling Conduct......................................................16

         Section 50.       Advisory Committee Members............................................................17

ARTICLE VIII          CERTIFICATES OF STOCK......................................................................17

         Section 51.       Form of Signatures; Statements........................................................17


                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
         Section 52.       Registration of Transfer..............................................................18

         Section 53.       Registered Stockholders...............................................................19

         Section 54.       Location of Stock Ledger..............................................................19

         Section 55.       Record Date...........................................................................19

         Section 56.       Lost, Stolen or Destroyed Certificates................................................19

ARTICLE IX            GENERAL PROVISIONS.........................................................................20

         Section 57.       Dividends.............................................................................20

         Section 58.       Reserves..............................................................................20

         Section 59.       Annual Statement......................................................................20

         Section 60.       Checks................................................................................20

         Section 61.       Fiscal Year...........................................................................20

         Section 62.       Seal..................................................................................20

ARTICLE X             AMENDMENTS.................................................................................20



                                                                    Exhibit 99.b


                                     BYLAWS

                                       OF

                          GLADSTONE CAPITAL CORPORATION

                            (A MARYLAND CORPORATION)



                                   ARTICLE I

                                    OFFICES

       SECTION 1. PRINCIPAL OFFICE. The principal office shall be in the City of Baltimore, State of Maryland.

       SECTION 2. ADDITIONAL OFFICES. The Corporation may also have offices at such other places both within and without the State of Maryland as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

       SECTION 3. PLACE. Unless the Articles of Incorporation provide otherwise, meetings of stockholders shall be held at the office of the Corporation in the Commonwealth of Virginia, or at any other place within the United States as shall be designated from time to time by the Board of Directors and stated in the notice of meeting or in a duly executed waiver of notice thereof.

       SECTION 4.  ANNUAL MEETING.

             (a) The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders:
(i) pursuant to the Corporation's notice of meeting of stockholders; or (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in the following paragraph, who is entitled to vote at such meeting and who complied with the notice procedures set forth in Section 4.

             (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 4(a) of these Bylaws, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (ii) such other business must be a proper matter for stockholder action under law, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice (as defined in this Section 4(b)), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation's voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 4. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth
(10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and
(iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

             (c)   Notwithstanding anything in the second sentence of
Section 4(b) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of

Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 4 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

             (d) Only such persons who are nominated in accordance with the procedures set forth in this Section 4 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 4. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

             (e) Notwithstanding the foregoing provisions of this Section 4, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

             (f) For purposes of this Section 4, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the 1934 Act.

       SECTION 5.  SPECIAL MEETINGS.

             (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer or President, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), or (iv) stockholders of the Corporation who are stockholders of record at the time of giving of notice and who hold at least the percentage of the voting securities of the Corporation required by Section 3-805 of the Maryland General Corporation Law.

             (b) If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by certified or registered mail, return receipt requested, to the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 6 of these Bylaws. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

             (c) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in these Bylaws who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 5(c). In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by Section 4(b) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

       SECTION 6. NOTICE. Except as otherwise provided herein or by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than ninety (90) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

       SECTION 7.  PRESIDING OFFICER; STATEMENT OF AFFAIRS; ORDER OF BUSINESS.

             (a) Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, if any, or, if he is not present (or, if there is none), by the Chief Executive Officer, or, if he is not present, by the President, or, if he is not present, by a Vice President, or, if he is not present, by such person as may have been chosen by the Board of Directors, or if none of such persons is present, by a chairman to be chosen by the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting and who are present in person or represented by proxy. The Secretary of the Corporation, or, if he is not present, an Assistant Secretary, or, if he is not present, such person as may be chosen by the Board of Directors, or if none of such persons is present, then such person as may be chosen by the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting and who are present in person or represented by proxy shall act as Secretary of the meeting.

             (b) The following order of business, unless otherwise ordered at the meeting, shall be observed as far as practicable and consistent with the purposes of the meeting:

                   (1)   Call of the meeting to order.

                   (2) Presentation of proof of mailing of the notice of the meeting and, if the meeting is a special meeting, the call thereof.

                   (3)   Presentation of proxies.

                   (4)   Announcement that a quorum is present.

                   (5) Reading and approval of the minutes of the previous meeting.

                   (6)   Reports, if any, of officers.

                   (7) Submission of statement of affairs by the Chief Financial Officer or Treasurer, if the meeting is an annual meeting.

                   (8) Election of directors, if the meeting is an annual meeting or a meeting called for that purpose.

                   (9)   Miscellaneous business.

                   (10)  Adjournment.

       SECTION 8. QUORUM; ADJOURNMENTS. At any meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting shall constitute a quorum; but this section shall not affect any requirement under law or under the Articles of Incorporation for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

       SECTION 9.  VOTING.

              (a) A majority of the votes cast at a meeting of stockholders, duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless more than a majority of the votes cast is required by law, these Bylaws or by the Articles of Incorporation.

              (b) If two or more classes of stock are entitled to vote separately on any matter for which the law requires approval by two-thirds of all the votes entitled to be cast, the matter shall be approved by two-thirds of all the votes of each class, unless these Bylaws or the Articles of Incorporation provide otherwise.

              (c) Unless the Articles of Incorporation provide otherwise, each outstanding share of stock having voting power, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders; but no share shall be entitled to vote if any installment payable on it is overdue and unpaid. A stockholder may vote the shares owned of record by him either in person or by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy. At all meetings of stockholders, unless the voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.

              (d) At all elections of directors of the Corporation each stockholder having voting power shall not be entitled to exercise the right of cumulative voting.

       SECTION 10. ACTION WITHOUT MEETING.

              (a) Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by each stockholder entitled to vote on the matter is filed with the records of the of stockholders' meetings.

              (b) Unless the Articles of Incorporation requires otherwise, the holders of any class of stock other than common stock, entitled to vote generally in the election of directors, may take action or consent to any action by the written consent of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders' meeting if the Corporation gives notice of the action to each stockholder not later than ten (10) days after the effective time of the action.

             (c) Notwithstanding the foregoing, no such action by written consent may be taken following the closing of the initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), covering the offer and sale of Common Stock of the corporation to the public (the "Initial Public Offering").

       SECTION 11. TELEPHONE MEETINGS. Stockholders may participate in a meeting by means of a conference call or similar communications equipment by means of which all persons participating can hear each other at the same time, and participation in the meeting by such means shall conclusively be deemed to constitute presence in person at such meeting.

                                   ARTICLE III

                                    DIRECTORS

       SECTION 12. POWERS. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all of the powers of the Corporation, except such as are by law or by the Articles of Incorporation or by these Bylaws conferred upon or reserved to the stockholders.

       SECTION 13. NUMBER AND TERM.

              (a) The number of directors of the Corporation shall initially be two (2) until increased or decreased pursuant to the following provisions, but shall never be greater than nine (9) or fewer than one (1). A majority of the entire Board of Directors may, at any time and from time to time, increase or decrease the number of directors of the Corporation as set forth in the Articles of Incorporation or these Bylaws; provided, however, that the number of directors shall not be increased by fifty percent (50%) or more in any twelve
(12) month period without the approval of two-thirds (2/3rds) of the members of the Board of Directors then in office. The tenure of office of a director shall not be affected by any decrease in the number of directors so made by the Board of Directors. The directors shall be elected by a majority of all the votes cast at the annual meeting of the stockholders, except as provided in Section 15 of this Article.

             (b) Following the closing of the Initial Public Offering, the Corporation shall be subject to the provisions set forth in Title 3, Subtitle 8 of the Maryland General Corporation Law. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, following the closing of the Initial Public Offering, the directors shall be divided into three classes to be designated Class I, Class II and Class III, respectively. The initial Class I directors shall hold office for a term expiring at the annual meeting of the stockholders held in the first year following the closing of the Initial Public Offering. The initial Class II directors shall hold office for a term expiring at the annual meeting of the stockholders held in the second year following the closing of the Initial Public Offering. The initial Class III directors shall hold office for a term expiring at the annual meeting of the stockholders held in the third year following the closing of the Initial Public Offering.

             (c) At each annual meeting of the stockholders commencing with the first annual meeting after the closing of the Initial Public Offering, the successor or successors of the class of directors whose term expires at that meeting (other than directors elected by the holders of any series of preferred stock) shall hold office for a term expiring at the annual meeting of the stockholders held in the third year following the year of their election. The directors elected to each class (other than directors elected by any series of preferred stock) shall hold office until their successors are duly elected and qualify or until their earlier resignation or removal. Directors need not be stockholders.

       SECTION 14. MATTERS FOR WHICH ACTION OF THE ENTIRE BOARD IS REQUIRED. Notwithstanding anything to the contrary in these Bylaws, the following actions shall require the approval by the affirmative vote of a majority of the entire Board of Directors:

              (a) appointing any director to a committee of the Board of Directors pursuant to Article IV of these Bylaws;

              (b) appointing any employee, officer, or director of the Corporation, or any person who is to become an employee, officer, or director of the Corporation, to serve as an officer above the level of principal; and

              (c) altering, amending or repealing these Bylaws or adopting new bylaws.

       SECTION 15. VACANCY. Any vacancy occurring in the Board of Directors for any cause, including by reason of an increase in the number of directors, may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum. Notwithstanding the foregoing, if the stockholders of any class or series are entitled separately to elect one or more directors, a majority of the remaining directors elected by that class or series or the sole remaining director elected by that class or series may fill any vacancy among the number of directors elected by that class or series. A director elected by the Board of Directors to fill a vacancy shall be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualifies.

       SECTION 16.  REMOVAL AND RESIGNATION.

              (a) Unless otherwise provided by law or the Articles of Incorporation, at any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of seventy-five percent (75%) of the votes generally entitled to be cast thereon, remove any director or directors from office for cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of any removed director or directors. The stockholders may not remove a director without cause.

              (b) Any director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President or Secretary of the Corporation. Unless otherwise specified in the written notice, the resignation shall take effect upon delivery thereof to the Board of Directors or designated officer. It shall not be necessary for a resignation to be accepted before it becomes effective.

       SECTION 17. PLACE OF MEETINGS. Meetings of the Board of Directors, regular or special, may be held at any place in or out of the State of Maryland as the Board of Directors may from time to time determine.

       SECTION 18. ANNUAL MEETING. The annual meeting of the Board of Directors shall be held immediately following the annual stockholders meeting, and no notice of such meeting shall be necessary to the directors in order legally to constitute the meeting, provided a quorum shall be present.

       SECTION 19. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

       SECTION 20. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called at any time by the Board of Directors or the executive committee, if one be constituted, by vote at a meeting, or by the Chief Executive Officer, the President or by a majority of the directors or a majority of the members of the executive committee in writing with or without a meeting. Special meetings may be held at such place or places within or without Maryland as may be designated from time to time by the Board of Directors; in the absence of such designation such meetings shall be held at such places as may be designated in the call.

       SECTION 21. NOTICE. Notice of the place and time of every special meeting of the Board of Directors shall be served on each director or sent to him by mail, or by leaving the same at his residence or usual place of business or by telecopy, facsimile transmission, electronic mail or any other electronic means at least twenty-four (24) hours before the date of the meeting.

       SECTION 22. QUORUM; ADJOURNMENTS. At all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the action of a majority of the directors present at any meeting at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by statute, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may by a majority vote adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

       SECTION 23. TELEPHONE MEETINGS. Members of the Board of Directors or any committee thereof may participate in a meeting by means of a conference call or similar communications equipment by means of which all directors participating can hear each other at the same time, and participation in the meeting by such means shall conclusively be deemed to constitute presence in person at such meeting.

       SECTION 24. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if a written consent to such action is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee (except for those instances where the Investment Company Act of 1940 (the "1940 ACT") requires action be taken by the Corporation's Board of Directors in person, including without limitation the selection of independent auditors and the approval of an Investment Agreement.

       SECTION 25. COMPENSATION OF DIRECTORS. Directors, as such, shall not receive any stated salary for their services but, by resolution of the Board of Directors, non-employed directors may be entitled to receive (a) an annual fee,
(b) a fixed cash sum, (c) a stock or stock option grant, or (d) a combination of the above, along with the reimbursement of expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors, or of any committee thereof, but nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                                   COMMITTEES.

       SECTION 26. EXECUTIVE COMMITTEE. The Board of Directors may appoint an Executive Committee consisting of not fewer than three members, one of whom shall be designated as Chairman of the Executive Committee. The Chairman of the Board of Directors and the President shall be elected members of the Executive Committee. The Executive Committee shall have and may exercise those rights, powers and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors subject to any limitations imposed by law and may authorize the seal of the Corporation to be affixed to all papers which may require the same.

       SECTION 27. NOMINATING COMMITTEE. The Board of Directors shall appoint a Nominating Committee consisting of not fewer than three members, one of whom shall be designated as Chairman of the Nominating Committee. A majority of members of the Nominating Committee shall not be officers of the Corporation. The Nominating Committee shall have and may exercise those rights, powers and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors; PROVIDED, HOWEVER, that in addition to any such rights, powers or authority, the Nominating Committee shall have the exclusive right to recommend candidates for election as directors to the Board of Directors.

       SECTION 28. COMPENSATION COMMITTEE. The Board of Directors may appoint from its membership a Compensation Committee consisting of not fewer than two members, one of whom shall be designated as Chairman of the Compensation Committee. None of the members of the Compensation Committee shall be officers of the Corporation. The Compensation Committee shall have and may exercise those rights, powers and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors.

       SECTION 29. AUDIT COMMITTEE. The Board of Directors may appoint from its membership an Audit Committee consisting of not fewer than three members, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member, one of whom shall be designated as Chairman of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. The Board of Directors shall adopt a formal written charter for the Audit Committee that specifies (1) the scope of the Audit Committee's responsibilities and the means by which the Audit Committee carries out these responsibilities, (2) the outside auditor's accountability to the Board of Directors and the Audit Committee and the Audit Committee's ultimate authority to select, evaluate and, where appropriate, replace the outside auditor, and (3) the Audit Committee's responsibility to oversee the independence of the outside auditor through the receipt of a formal written statement delineating all relationships between the auditor and the corporation and active dialogue with the auditors.

       SECTION 30. ADVISORY COMMITTEE.

              (a) The Board of Directors may appoint individuals of its selection to an Advisory Committee to assist the Board of Directors in the conduct of its duties and responsibilities. The Advisory Committee may meet in conjunction with meetings of the Board of Directors and shall serve as advisers and counselors to the Board of Directors as the members thereof shall determine best serves the Corporation's interests.

              (b) The Board of Directors, by resolutions adopted by a majority of the whole Board, may appoint an Advisory Committee complying with the terms of Section 2(a)(1) of the 1940 Act and the regulations promulgated thereunder, to provide advice and counsel in respect to investment and loan transactions entered or contemplated by the Corporation or its subsidiaries. The Advisory Committee may be composed of up to five persons, who shall not be directors, officers, employees or agents of the Corporation or any subsidiary or investment adviser thereof. Advisory Committee members shall be entitled to indemnification under Article VII below. The Advisory Committee and its members will have no voting power and no authority, as agent or otherwise, to act on behalf of the Corporation, in respect of any matter; and directors shall be under no obligation to accept or reject any particular item of advice or counsel provided thereby. The Advisory Committee may be invited to hold meetings jointly with meetings of directors. Any one or more members of the Advisory Committee may be invited to attend meetings of the directors and may be offered access to the same information and materials otherwise provided only to directors. The Advisory Committee may render its advice in written or verbal form, and the same may or may not be recorded.

       SECTION 31. OTHER COMMITTEES. The Board of Directors, by resolutions adopted by a majority of the entire Board of Directors, may appoint a committee or committees, as it shall deem advisable and impose upon such committee or committees such functions and duties, and grant such rights, powers and authority, as the Board of Directors shall prescribe (except the power to declare dividends or distributions on stock, to issue stock except to the extent permitted by law, to recommend to stockholders any action requiring stockholders' approval, to amend these Bylaws or to approve any merger or share exchange which does not require stockholders' approval).

       SECTION 32. PROCEDURE; NOTICE; MEETINGS. Each committee shall fix its own rules of procedure and shall meet at such times and at such place or places as may be provided by such rules or as the members of such committee shall provide. Committee meetings may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chairman of the Committee, if any, or any two or more committee members on at least twenty-four (24) hours notice, if such notice is mailed, delivered personally or sent by messenger, telecopy, facsimile transmission, electronic mail or any other electronic means. Each committee shall keep regular minutes of its meetings and deliver such minutes to the Board of Directors. The Chairman of each committee, or, in his or her absence, a member of such committee chosen by a majority of the members of such committee present, shall preside at the meetings of such committee, and another member thereof, or any other person, chosen by such committee shall act as Secretary of such committee, or in the capacity of Secretary for purposes of such meeting.

       SECTION 33. QUORUM; VOTE. With respect to each committee, a majority of its members shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members thereof shall be required for any action of such committee.

       SECTION 34. APPOINTMENTS; VACANCIES; CHANGES; DISCHARGES. The Board of Directors shall have the exclusive power at any time, through the approval by the affirmative vote of a majority of the entire Board of Directors, to appoint directors to, fill vacancies in, change the membership of, or discharge any committee.

       SECTION 35. TENURE. Each member of a committee shall continue as a member thereof until the expiration of his or her term as a director, or his or her earlier resignation as a member of such committee or as a director, unless sooner removed as a member of such committee by a vote of a majority of the entire Board of Directors or as a director in accordance with these Bylaws.

       SECTION 36. COMPENSATION. Members of any committee shall be entitled to such compensation for their services as members of any such committee and to such reimbursement for any reasonable expenses incurred in attending committee meetings as may from time to time be fixed by the Board of Directors. The compensation (if any) of members of any committee may be on such basis as is determined by the Board of Directors. Any member may waive compensation for any meeting. Any committee member receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and from receiving compensation and reimbursement of reasonable expenses for such other services.

       SECTION 37. ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of its proceedings.

       SECTION 38. MEETINGS BY TELEPHONE OR SIMILAR COMMUNICATIONS. The members of any committee which is designated by the Board of Directors may participate in a meeting of such committee by means of a conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other at the same time, and participation by such means shall be conclusively deemed to constitute presence in person at such meeting.

                                    ARTICLE V

                            NOTICES; WAIVER OF NOTICE

       SECTION 39. NOTICES. Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. In the case of stockholders' meetings the notice may be left at the stockholders residence or usual place of business or by transmitting it in the form of electronic mail to any electronic mail address of the stockholder or by any other electronic means. Notice to directors may also be given by telecopy, electronic mail or any other electronic means.

       SECTION 40. WAIVER OF NOTICE. Whenever any notice of the time, place or purpose of any meeting of stockholders, directors or committee is required to be given under the provisions of law or under the provisions of the Articles of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of stockholders in person or by proxy, or at the meeting of directors or committee in person, shall be deemed equivalent to the giving of such notice to such persons.

                                   ARTICLE VI

                                    OFFICERS

       SECTION 41. DESIGNATIONS. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer and a Treasurer. The Board of Directors may also choose a Chairman of the Board of Directors, one or more Vice-Presidents, one or more Principals, one or more Assistant Secretaries and Assistant Treasurers and any other officers deemed necessary or appropriate by the Board of Directors. Two or more offices, except those of President and Vice-President, may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the Articles of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers.

       SECTION 42. TERM OF OFFICE; REMOVAL. At its annual meeting, the Board of Directors shall elect a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer and a Treasurer. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. The officers of the Corporation shall serve for one year and until their successors are chosen and qualify. Any officer or agent may be removed by the Board of Directors whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

       SECTION 43. COMPENSATION. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

       SECTION 44. THE CHIEF EXECUTIVE OFFICER AND THE PRESIDENT.

              (a) The Chief Executive Officer shall be the chief executive officer of the Corporation and shall preside over all meeting of the Board of Directors and stockholders. He shall be involved in the general management of the business of the Corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute in the corporate name all authorized deeds, mortgages, bonds, contracts or other instruments requiring a seal, under the seal of the Corporation, except in cases in which the signing or execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

              (b) The President shall be primarily responsible for the implementation of policies of the Board of Directors. In addition, in the absence or permanent incapacity of a Chief Executive Officer, the President shall maintain the duties of the Chief Executive Officer. He shall have authority over the operations of the Company and its divisions, if any, subject only to the ultimate authority of the Chief Executive Officer and the Board of Directors. He may sign and execute in the name of the Company certificates, deeds, mortgages, bonds, contracts or other instruments except in cases where the signing and the execution thereof shall be expressly delegated by the Board of Directors or by this Agreement to some other officer or agent of the Company or shall be required by law otherwise to be signed or executed. In addition, he shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him by the Board of Directors.

       SECTION 45. VICE-PRESIDENTS AND PRINCIPALS. The Vice-President or Principal, if any, or if there shall be more than one, the Vice-Presidents and Principals, in the order determined by the Board of Directors, shall, in the absence or disability of the Chief Executive Officer or President, perform the duties and exercise the powers of the Chief Executive Officer or President, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

       SECTION 46. THE SECRETARY AND ASSISTANT SECRETARIES.

              (a) The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chief Executive Officer or President, under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of an Assistant Secretary.

             (b) The Assistant Secretary, if any, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

       SECTION 47. THE CHIEF FINANCIAL OFFICER, TREASURER AND ASSISTANT
                   TREASURERS.

              (a) The Chief Financial Officer and the Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer and Treasurer may be the same person.

              (b) The Chief Financial Officer or the Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer, the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires an account of transactions and of the financial condition of the Corporation.

             (c) If required by the Board of Directors, the Chief Financial Officer or the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

             (d) The Assistant Treasurer, if any, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                   ARTICLE VII

     INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND ADVISORS

       SECTION 48. GENERALLY. Reference is made to Section 2-418 (and any other relevant provisions) of Maryland General Corporation Law. Particular reference is made to the class of persons (hereinafter called "INDEMNITEES") who may be indemnified by a Maryland corporation pursuant to the provisions of Section 2-418, namely, any entity (including the Corporation's investment adviser) or person (or the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, manager, partner, officer, trustee, employee, agent or any similar title of another corporation, partnership, joint venture, trust or other enterprise or employee benefit plan.

              (a) The Corporation shall (and is hereby obligated to) indemnify the Indemnitees, and each of them, in each and every situation where the Corporation is obligated to make such indemnification pursuant to the aforesaid statutory provisions or pursuant to the Articles of Incorporation.

              (b) The Corporation shall indemnify the Indemnitees, and each of them, in each and every situation where, under the aforesaid statutory provisions, the Corporation is not obligated, but is nevertheless permitted or empowered, to make such indemnification, if the Board of Directors determines that such Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, in the case of any criminal action or proceeding, that such Indemnitee had no reasonable cause to believe that such Indemnitee's conduct was unlawful.

       SECTION 49. LIMITATION FOR DISABLING CONDUCT.

              (a) Notwithstanding anything to the contrary in Section 48 hereof, the Corporation may not indemnify any director or officer of the Corporation against any liability, nor shall any director or officer of the Corporation be exculpated from any liability, to the Corporation or its stockholders to which such director or officer might otherwise be subject by reason of "DISABLING CONDUCT," as hereinafter defined. Accordingly, each determination with respect to the permissibility of indemnification of a director or officer of the Corporation because such director or officer has met the applicable standard of conduct shall include a determination that the liability for which such indemnification is sought did not arise by reason of such person's disabling conduct. The determination required by this subsection may be based on:

                         (i)    a final decision on the merits by a court or
other body before whom the action, suit or proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct, or

                         (ii)   in the absence of such a decision, a reasonable
determination, based on a review of the facts, that the person to be indemnified was not liable by reason of such person's disabling conduct by: (A) the vote of a majority of a quorum of directors who are disinterested, non-party directors; or (B) an independent legal counsel in a written opinion. In making such determination, such disinterested, non-party directors or independent legal counsel, as the case may be, may deem the dismissal for insufficiency of evidence of any disabling conduct of either a court action or an administrative proceeding against a person to be indemnified to provide reasonable assurance that such person was not liable by reason of disabling conduct.

             (b)   For the purpose of this Section 49:

                         (i)    "DISABLING CONDUCT" of a director or officer
shall mean such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or any other conduct prohibited under Section 17(h) of the 1940 Act or any other applicable securities laws;

                         (ii)   "DISINTERESTED, NON-PARTY DIRECTOR" shall mean
a director of the Corporation who is neither an "INTERESTED PERSON" of the Corporation as defined in Section 2(a)(19) of the 1940 Act nor a party to the action, suit or proceeding in connection with which indemnification is sought;

                         (iii)  "INDEPENDENT LEGAL COUNSEL" shall mean a member
of the Bar of the State of Maryland who is not, and for at least two (2) years prior to his or her engagement to render the opinion in question has not been, employed or retained by the Corporation, by any investment adviser to or principal underwriter for the Corporation, or by any person affiliated with any of the foregoing; and

                         (iv)   "THE CORPORATION" shall include, in addition to
the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents.

              (c) The Corporation may purchase insurance to cover the payment of costs incurred in performing the Corporation's obligations under Section 48 hereof, but it is understood that no insurance may be obtained for the purpose of indemnifying any disabling conduct.

              (d) The Corporation may advance legal fees and other expenses pursuant to the indemnification rights set forth in Section 48 hereof so long as, in addition to the other requirements therefor, the Corporation either:

                         (i)    obtains security for the advance from the
Indemnitee;

                         (ii)   obtains insurance against losses arising by
reason of lawful advances; or

                         (iii)  determines, pursuant to the means set forth in
Section 49(a)(ii) hereof, that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

       SECTION 50. ADVISORY COMMITTEE MEMBERS. The Corporation shall indemnify any person appointed to any Advisory Committee pursuant to Article IV, Section 30 hereof (or the heirs, executors, or administrators of such person) who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a member of the Advisory Committee of this Corporation, if the Board of Directors determines that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the Corporation, and in the case of any criminal action or proceeding, that such person had no reasonable cause to believe that such person's conduct was unlawful.

                                  ARTICLE VIII

                              CERTIFICATES OF STOCK

       SECTION 51. FORM OF SIGNATURES; STATEMENTS.

              (a) Except as provided in Section 51(b), shares of the Corporation's capital stock shall be issued without certificates. At the time of issuance or transfer of such uncertificated shares, the Corporation shall send the stockholder a written statement identifying: (1) the Corporation as the issuer of the stock; (2) the name of the stockholder or other person to whom it is issued; and (3) the class of stock and the number of shares represented by such statement. If the Corporation has authority at the time of such issuance or transfer to issue stock of more than one class, the written statement shall also include a full statement or summary of: (1) the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue; and (2) if the Corporation is authorized at the time of such issuance or transfer to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (ii) the authority of the Board of Directors to set the relative rights and preferences of subsequent series. Notwithstanding the immediately preceding sentence, the written statement may, in lieu of including the information referred to therein, state that the Corporation will furnish a full statement of such information to any stockholder on request and without charge. If the Corporation imposes a restriction on transferability of such uncertificated shares, the written statement shall also: (1) contain a full statement of the restriction; or (2) state that the Corporation will furnish information about the restriction to the stockholder on request and without charge.

              (b) Notwithstanding Section 51(a), every stockholder in the Corporation shall, upon request duly made to the Corporation or any transfer agent of the Corporation, be entitled to have a certificate, signed by the President, a Vice-President or Chairman of the Board of Directors and countersigned by the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer or other such officers as provided in Section 2-212 of the Maryland General Corporation Law, exhibiting the number and class (and series, if any) of shares owned by him, her or it, and bearing the seal of the Corporation. Such signatures and seal may be facsimile transmission. In case any officer who has signed, or whose facsimile signature was placed on, a certificate shall have ceased to be such officer before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he or she were such officer at the date of its issue.

              (c) Every certificate representing stock issued by the Corporation, if it is authorized to issue stock of more than one class, shall set forth upon the face or back of the certificate, a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemptions of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any preferred or special class of stock in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series. In lieu of such full statement or summary, there may be set forth upon the face or back of each certificate a statement that the Corporation will furnish to the stockholder, upon request and without charge, a full statement of such information.

       SECTION 52. REGISTRATION OF TRANSFER. Upon surrender to the Corporation or any transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, or upon presentation to the Corporation or any transfer agent of the Corporation of an instruction with a request to register transfer of uncertificated shares, it shall be the duty of the Corporation or its transfer agent, if it is satisfied that all terms and conditions of the Articles of Incorporation, of the Bylaws and of applicable law regarding the transfer of shares have been fulfilled, to record the transaction upon its books, to issue a new certificate to the person entitled thereto upon request for such certificate, and to cancel the old certificate, if any.

       SECTION 53. REGISTERED STOCKHOLDERS.

              (a) Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person who is registered on its books as the owner of shares of its capital stock to receive dividends or other distributions, to vote as such owner, and to hold liable for calls and assessments a person who is registered on its books as the owner of shares of its capital stock. The Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person except that the Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of its capital stock registered in the name of such stockholder are held for the account of a specified person other than such stockholder are held for the account of a specified person other than such stockholder.

              (b) If a stockholder desires that notices and/or dividends shall be sent to a name or address other than the name or address appearing on the stock ledger maintained by the Corporation (or by the transfer agent or registrar, if any), such stockholder shall have the duty to notify the Corporation (or the transfer agent or registrar, if any), in writing, of such desire. Such written notice shall specify the alternate name or address to be used.

       SECTION 54. LOCATION OF STOCK LEDGER. A copy of the Corporation's stock ledger containing (i) the name and address of each stockholder, and (ii) the number and shares of stock of each class which the stockholder holds shall be maintained at the Corporation's office located at its headquarters. Such stock ledger may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection.

       SECTION 55. RECORD DATE. In order that the Corporation may determine the stockholders of record who are entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or the allotment of any rights, or to make a determination with respect to stockholders of record for any other proper purpose, the Board of Directors may, in advance, fix a date as the record date for any such determination or meeting. Such date shall not be more than 90 nor less than 10 days before the date of any such meeting, nor more than 90 days prior to the date any other determination is made with respect to stockholders. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting taken pursuant to Section 8 of Article II; PROVIDED, HOWEVER, that the Board of Directors may fix a new record date for the adjourned meeting.

       SECTION 56. LOST, STOLEN OR DESTROYED CERTIFICATES. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation which is claimed to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issuance of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum or other security in such form, as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate claimed to have been lost, stolen or destroyed.


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                                   ARTICLE IX

                               GENERAL PROVISIONS

       SECTION 57. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in its own shares, subject to the provisions of law and of the Articles of Incorporation.

       SECTION 58. RESERVES. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

       SECTION 59. ANNUAL STATEMENT. The Chief Executive Officer, the President or a Vice-President, the Chief Financial Officer or the Treasurer shall prepare or cause to be prepared annually a full and correct statement of the affairs of the Corporation, including a balance sheet and a financial statement of operations for the preceding fiscal year, which shall be submitted at the annual meeting and shall be filed within twenty days thereafter at the principal office of the Corporation in the State of Maryland.

       SECTION 60. CHECKS. All checks, drafts, and orders for the payment of money, notes and other evidences of indebtedness, issued in the name of the Corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

       SECTION 61. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

       SECTION 62. SEAL. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "CORPORATE SEAL, MARYLAND." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                   ARTICLE X

                                   AMENDMENTS

       SECTION 63. AMENDMENTS. These Bylaws may be amended, altered, restated or repealed, or a provision waived as provided in the Articles of Incorporation and these Bylaws.


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         I, THE UNDERSIGNED, being the Secretary of Gladstone Capital
Corporation DO HEREBY CERTIFY the foregoing to be the bylaws of the Corporation, as adopted by Written Consent of the Board of Directors in Lieu of an Organizational Meeting, dated May 30, 2001.



                                                   /s/ DAVID GLADSTONE
                                              ------------------------------
                                                David Gladstone, Secretary